Exhibit 10.10

许可使用协议补充协议

License Agreement Supplement Agreement

甲方：山东省农业科学院

Party A: Shandong Academy of Agriculture

乙方：广东格旺生物科技股份有限公司

Party B: Guangdong Gewang Biotechnology Co., Ltd.

甲、乙双方本着平等自愿、意思自由等原则的基础上，对2015年12月30日签订的《许可使用协议》的第一条达成如下补充：

Based on the principle of equity and free will, Party A and Party B agreed the following supplement terms to Term 1 of “License Agreement” signed on December 30, 2016 (herein after referred to as the Original Agreement”):

1、

原《许可使用协议》的规定：

I. the terms of the Original Agreement

甲方允许乙方使用其自主研发的非专利技术，即硒康胶囊、硒芝胶囊、有机硒粉三种配方（以下统称“该产品”或“配方”）。

arty A allows Party B to use its non patented technology which is of independent research and development, and that is the three recipes of xikang capsule, xizhi capsule and organic selenium powder (hereinafter generally referred to as “the product” or “recipe”)

2、

补充如下：

II. Supplement Terms:

甲方独家授权乙方在全国范围内使用其自重研发的非专利技术，即硒康胶囊、硒芝胶囊、有机硒粉三种配方（以下统称“该产品”或“配方”）。甲方保证其不会将该技术授权给除乙方以外的第三方，乙方尊重甲方的非专利技术，并支付给甲方技术使用费。

Party A exclusively authorize Party B to use its non-patented technology within PRC Territory. Its non-patented technology is the three recipes of xikang capsule, xizhi capsule and organic selenium powder (hereinafter generally referred to as “the product” or “recipe”). Party A guarantee not to authorize the technology to any third party, Party B respects Party A’s non-patented technology and pay to Party A an usage fee.

3、

补充内容以补充协议为主，其他内容以原协议为主。本协议是原协议不可分割的组成部分，与原协议具有同等的法律效力。

4、

本协议补充自双方签字盖章之日起生效本协议一式两份，甲乙双方各执一份，具有同等的法律效力。

甲方（盖章）：山东省农业科学院

Party A (seal): Shandong Academy of Agriculture

甲方代表人：

Representative of Party A:

签署日期： 2015年 1 月 14 日

Signed date: 14 January 2015

乙方（盖章）：广东格旺生物科技股份有限公司

Party B (seal): Guangdong Gewang Biotechnology Co., Ltd.

乙方代表人：                          签署日期： 2015年 1 月 14 日

Representative of Party B:                 Signed date: 14 January 2015

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